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                                                                   Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-90099 of Form S-8 and Registration Statement File No. 333-92533 on Form S-8.

                                          /s/ Arthur Andersen LLP

Seattle, Washington
February 9, 2000